UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 11, 2014

                           VANGUARD ENERGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)

       Colorado                            None                 27-2888719
-----------------------------      --------------------   --------------------
 (State or other jurisdiction      (Commission File No.)     (IRS Employer
     of incorporation)                                     Identification No.)


                         1330 Post Oak Blvd., Suite 1600
                              Houston, Texas 77056
                        -------------------------------
          (Address of principal executive offices, including Zip Code)

             Registrant's telephone number, including area code: (713) 627-2500

                                       N/A
                             ----------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01. Entry into a Material Definitive Agreement.

     On April 11, 2014, the Company entered into an agreement to sell substantially all of the Company's assets to an unrelated third party for a total purchase price of $5,500,000, $150,000 of which was deposited into an escrow account upon execution of the agreement. Closing is subject to shareholder approval, certain note holders' approval and other ordinary closing provisions.





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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2014
                                      VANGUARD ENERGY CORPORATION


                                      By: /s/ Warren M. Dillard
                                          ------------------------------------
                                          Warren M. Dillard, President and Chief
                                            Executive Officer